                            HMS JEWELRY COMPANY, LTD.

                              FINANCIAL STATEMENTS

                        AS OF DECEMBER 31, 1999 AND 1998

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT


To the Partners
HMS Jewelry Company, ltd.
Dallas, Texas


We have audited the accompanying balance sheets of HMS Jewelry Company, Ltd. (a Texas limited partnership) as of December 31, 1999 and 1998, the related statements of income and retained earnings, and the statements of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HMS Jewelry Company, Ltd. as of December 31, 1999 and 1998, and the results of their operations and their cash flows for years then ended, in conformity with generally accepted accounting principles.






March 10, 2000

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                                 BALANCE SHEETS
                        As of December 31, 1999 and 1998


  ASSETS                                                1999            1998
                                                    -----------     -----------
Current Assets:
    Cash                                            $   711,050     $   697,554

    Accounts receivable:
         Trade                                        2,826,015       1,616,209
         Other                                           38,009          18,150
    Inventory                                         4,474,471       3,907,066
    Prepaid expenses                                     19,128         117,522
                                                    -----------     -----------
         Total Current Assets                         8,068,673       6,356,501
                                                    -----------     -----------

Property and Equipment (Note 4):
    Machinery and equipment                             255,632         229,803
    Computer software                                    61,626          61,626
    Furniture and fixtures                               93,115          75,656
                                                    -----------     -----------
         Total Property and Equipment                   410,373         367,085
    Less accumulated depreciation                      (191,679)       (168,997)
                                                    -----------     -----------
Net Property and Equipment                              218,694         198,088
                                                    -----------     -----------

Other Assets:
    Investment in HMS Leasing, LLC (Note 7)                   0         126,348
    Rent and utility deposits                            21,997          24,497
                                                    -----------     -----------
         TOTAL OTHER ASSETS                              21,997         150,845
                                                    -----------     -----------
Total Assets                                        $ 8,309,364     $ 6,705,434
                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.
                       See Independent Auditors' Report.

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                                 BALANCE SHEETS
                        As of December 31, 1999 and 1998


             LIABILITIES AND PARTNERS' EQUITY            1999           1998
                                                      ----------     ----------
Current Liabilities:
    Accounts payable and accrued liabilities          $1,574,420     $1,013,424
    Revolving line of credit and consignment
         facility (Note 5)                             2,844,525      2,631,522
                                                      ----------     ----------
         Total Current Liabilities                     4,418,945      3,644,946
                                                      ----------     ----------

Long-Term Debt:
    Note payable - partner (Note 6)                      316,708        401,708
                                                      ----------     ----------
         Total Long-Term Debt                            316,708        401,708
                                                      ----------     ----------
         Total Liabilities                             4,735,653      4,046,654
                                                      ----------     ----------

Partners' Equity (Note 10)                             3,573,711      2,658,780
                                                      ----------     ----------
Total Liabilities and Partners' Equity                $8,309,364     $6,705,434
                                                      ==========     ==========


   The accompanying notes are an integral part of these financial statements.
                       See Independent Auditors' Report.

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                    STATEMENTS OF INCOME AND PARTNERS' EQUITY
                 For the Years Ended December 31, 1999 and 1998


                                                      1999              1998
                                                  ------------      ------------
Revenue:
   Sales                                          $ 15,084,117      $ 14,127,270
   Finance charges                                      31,160            33,949
                                                  ------------      ------------
Total Revenue                                       15,115,277        14,161,219
                                                  ------------      ------------

Cost of Sales:
   Materials                                        11,177,026        10,904,622
   Discounts                                           168,288           167,186
                                                  ------------      ------------
Total Cost of Sales                                 11,345,314        11,071,808
                                                  ------------      ------------
Gross Profit                                         3,769,963         3,089,411
                                                  ------------      ------------

Expenses:
   Salaries and wages                                  806,838           613,744
   Catalogs                                            101,127            47,556
   General and administrative                        1,168,124         1,253,277
   Interest                                            162,400           140,408
                                                  ------------      ------------
Total Expenses                                       2,238,489         2,054,985
                                                  ------------      ------------
Net Income From Operations                           1,531,474         1,034,426

Other Income (Expenses):
   Other income (expense)                              158,498             3,177
   Partnership loss                                          0            (6,805)
                                                  ------------      ------------
Net Income                                           1,689,972         1,030,798

Partners' Equity, Beginning of Year (Note 10)        2,658,780         2,165,357

Plus Partners' Contributions                             4,000                 0

Less Partners' Distributions                          (779,041)         (537,375)
                                                  ------------      ------------

Partners' Equity, End of Year (Note 10)           $  3,573,711      $  2,658,780
                                                  ============      ============

   The accompanying notes are an integral part of these financial statements.
                       See Independent Auditors' Report.

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 1999 and 1998


                                                          1999          1998
                                                      -----------   -----------
Cash Flows From Operating Activities:
   Net income                                         $ 1,689,972   $ 1,030,798
   Adjustments to reconcile net income to net
       cash provided by operating activities:
       Depreciation                                        22,682        32,408
       Partnership loss                                         0         6,805
       Loss on sale of equipment                                0         2,806
       Decrease (increase) in:
            Accounts receivable                        (1,229,665)      499,358
            Inventory                                    (567,405)   (1,009,767)
            Prepaid expenses                               98,394       (24,650)
       Increase (decrease) in accounts payable            560,996      (472,722)
                                                      -----------   -----------
                                                          574,974        65,036
                                                      -----------   -----------

Cash Flows From Investing Activities:
   Proceeds from sale of equipment                              0         3,574
   Purchase of equipment                                  (43,288)      (27,815)
   Decrease in investment in HMS Leasing Company          126,348             0
   Return (addition) of rent and security deposits          2,500        (1,997)
                                                      -----------   -----------
                                                           85,560       (26,238)
                                                      -----------   -----------

Cash Flows From Financing Activities:
   Reduction of automobile loan                                 0        (3,574)
   Increase in revolving line of credit
       and consignment facility                           213,003       806,699
   Repayment of partner loan                              (85,000)      (75,000)
   Contributions from partners                              4,000             0
   Distributions to partners                             (779,041)     (537,375)
                                                      -----------   -----------
                                                         (647,038)      190,750
                                                      -----------   -----------

Net Increase  in Cash and Cash Equivalents                 13,496       229,548

Cash and Cash Equivalents, Beginning of Year              697,554       468,006
                                                      -----------   -----------

Cash and Cash Equivalents, End of Year                $   711,050   $   697,554
                                                      ===========   ===========

   Supplemental Disclosures:
       Interest paid                                  $   162,400   $   140,408
                                                      ===========   ===========


   The accompanying notes are an integral part of these financial statements.
                       See Independent Auditors' Report.

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 1 - ORGANIZATION

HMS Jewelry Company ("the Company"), began business August 18, 1983, as a wholesale jewelry distributor. HMS Jewelry Company was originally formed as an S Corporation, with Harry M. Schmidt as the sole stockholder. Effective January 1, 1999, the assets of the S Corporation (with the exception of the investment in HMS Leasing Company, LLC) were transferred to a Texas limited partnership.

The partners and ownership percentages of HMS Jewelry Company, Ltd. are HMS Operating Company, Inc. (6% general partner), Harry M. Schmidt (43.5% limited partner), Terri L. Schmidt (49.5% limited partner), and The Schmidt Gifting Trust (1% limited partner). The Company is headquartered in Dallas, Texas and primarily sells gold products to a network of over 30,000 retail jewelers, through a catalog and telephone ordering system. The Company markets primarily classic jewelry lines, such as necklaces, earrings, and bracelets.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The Company maintains its books and records on the accrual basis of accounting. Accordingly, revenues are recognized when earned and expenses are recognized when incurred. For financial reporting purposes, the Company capitalizes expenditures that benefit future months as prepaid expenses, so that those expenses will be applied to the appropriate monthly period benefited, up to a year.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers any short-term investments to be cash equivalents.

INVENTORY

Inventory consists primarily of gold products purchased for resale. Inventory is stated at lower of cost or market value, using a perpetual inventory system that records labor factors on each item along with gold content at current market prices. The gold price used for valuing inventory is the London Bullion Brokers' second fixing price.

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                        Years
                                      ---------
Machinery and equipment                5 - 10
Computer software                        10
Furniture and fixtures                   10



INCOME TAXES

The Company has elected to be taxed as a Partnership pursuant to elective provisions of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, each partner is liable for individual federal income taxes on their share of the Company's net taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.


NOTE 3 - PREPAID EXPENSES

As described in Note 2, the Company capitalizes expenses that benefit future periods, totaling $19,128 and $117,522 at December 31, 1999 and 1998. The prepaid expenses include insurance, advertising, jewelry shows and professional fees.


NOTE 4 - PROPERTY AND EQUIPMENT

Depreciation expense for the years ended December 31, 1999 and 1998, are $37,979 and $32,409 respectively. For financial reporting purposes, depreciation is computed using accelerated depreciation methods and the assets' estimated useful lives in accordance with generally accepted accounting principles. Expenditures for maintenance and repairs are charged to

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 4 - PROPERTY AND EQUIPMENT (CONTINUED)

expense as incurred. Expenditures for betterments that materially extend the life of the assets are capitalized. Property and equipment are summarized by major classifications as follows:

                                     1999           1998
                                  ---------      ---------
Machinery and equipment           $ 255,632      $ 229,803
Computer software                    61,626         61,626
Furniture and fixtures               93,115         75,656
                                  ---------      ---------
                                    410,373        367,085

Less accumulated depreciation      (191,679)      (168,997)
                                  ---------      ---------

                                  $ 218,694      $ 198,088
                                  =========      =========



NOTE 5 - REVOLVING LINE OF CREDIT AND CONSIGNMENT FACILITY

The Company entered into a contract establishing a revolving line of credit, and gold consignment facility, on June 30, 1997. The revolving line of credit had a maximum principal amount of $1,500,000, with interest payable monthly. The consignment of gold for use by the Company, originally included a maximum $3,000,000 consignment limit, with consignment fees (interest) payable on demand. The line of credit and consignment combined limit was $3,000,000. The Company was required to maintain a Tangible Capital Base (Net Worth plus Subordinated Indebtness) of $2,000,000 at the end of the Company's fiscal year.

The original contract was amended September 7, 1997, to include a forward contracts letter agreement, effectively extending an additional $500,000 of credit. The combined maximum for all three facilities remained at $3,000,000. A second amendment on October 2, 1997 increased the consignment limit and the combined limit to $3,500,000.

The third amendment dated October 14, 1998, increased the consignment and combined limit to $4,500,000, only for the period beginning September 1 and ending January 15, for seasonal financing needs.

The fourth amendment dated April 9, 1999, eliminated the seasonal reduction component of the consignment and combined limits. The combined limit remained at $4,500,000. It also modified the Tangible Capital Base to a minimum of $2,500,000 at the end of the Company's fiscal year.

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 5 - REVOLVING LINE OF CREDIT AND CONSIGNMENT FACILITY

The fifth, and last amendment dated November 2, 1999 increased the consignment and combined limit to $4,950,000.

The revolving line of credit bears interest at the defined prime rate plus -3/4%, payable monthly. The consignment facility carries a consignment fee (interest) of 6.0% per annum payable on demand. The interest rate on the forward contracts letter agreement is based on the floating prime rate, but is agreed to at the making of each forward contract, with maturity no longer than 120 days from contract date.

The revolving line of credit, consignment facility and forward contract agreement are secured by inventory, accounts receivable, life insurance on Harry
M. Schmidt and the personal guaranty of Harry M. Schmidt. The total balance owed on the contract, as amended, is $2,844,525 and $2,631,522 as of December 31, 1999 and 1998.



NOTE 6 - NOTES PAYABLE  - SHAREHOLDER

The Company executed a promissory note to Harry M. Schmidt in the amount of $475,000 for funds provided for operations. The note bears interest at four percent (4%) per annum, payable annually beginning December 31, 1993. The note balance on December 31, 1999 and 1998 is $200,000 and $285,000 respectively. Additional advances by Harry M. Schmidt amount to $116,708 on December 31, 1999 and 1998. The promissory note and advances are subordinate to the revolving line of credit described in Note 5.



NOTE 7 - INVESTMENT IN HMS LEASING, LLC

Effective in 1997, the Company invested $159,034 in HMS Leasing, LLC, which owns the facilities housing the operations of HMS Jewelry Company, other real estate and equipment. In exchange for the invested funds, the Company owned a 50% interest in the real estate and equipment rental company, with Harry M. Schmidt owning the other 50%.

This asset was not part of the assets contributed to the limited partnership on January 1, 1999. The General Partner, HMS Operating Company, Inc., retained ownership.

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE 8 - MINIMUM LEASE OBLIGATIONS

On October 1, 1997, the Company relocated to new facilities and executed a three-year lease with HMS Leasing, LLC. In addition, the Company leases other real estate, one automobile, telephone equipment, digital camera equipment, signage, and office equipment under noncancelable leases ranging from three to five years. The following is a schedule of future minimum lease payments required under the above operating leases as of December 31, 1999 and 1998:

Year Ending
December 31,               1999             1998
------------             --------         --------
   1999                                   $271,922
   2000                  $193,595          198,871
   2001                    24,337           29,613
   2002                     5,797           11,072
   2003                         0            4,836
                         --------         --------
                         $223,729         $516,314
                         ========         ========

Lease expense amounts were $280,029 in 1999 and $259,003 in 1998.


NOTE 9 - RELATED PARTY TRANSACTIONS

As stated in Note 7, HMS Leasing, LLC is owned by the General Partner, HMS Operating Company, Inc. and Harry M. Schmidt, a limited partner. HMS Leasing, LLC owns real estate and equipment leased by the Company. The Company paid $240,000 and $240,412 to HMS Leasing, LLC in 1999 and 1998. Further, the Company originally advanced $20,000 as lease deposits pursuant to the lease agreements, and owes HMS Leasing, LLC $185,002 and $130,563 as of December 31, 1999 and 1998.

Harry M. Schmidt advanced or loaned the Company a total of $316,708 and $401,708 as of December 31, 1999 and 1998. The Company paid $85,000 and $75,000 in principal on the loans, plus interest, in 1999 and 1998.

The Company paid Harry M. Schmidt $39,788 and $39,766 in salary and benefits in 1999 and 1998 for services as President.

NOTE 10 - RECLASSIFICATIONS

Certain accounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current-year financial statements.

                            SUPPLEMENTARY INFORMATION

                            HMS JEWELRY COMPANY, LTD.
                          (A TEXAS LIMITED PARTNERSHIP)
                SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
                 For the Years Ended December 31, 1999 and 1998


                                                   1999                1998
                                                ----------          ----------
Accounting and legal fees                       $   57,772          $   38,152
Advertising                                        173,380             269,377
Auto expense                                         2,456               3,586
Bad debts                                           37,809             152,698
Bank charges                                         5,286               1,726
Collections expense                                  1,059               3,058
Commissions                                         96,483              73,885
Computer expense                                    19,643               4,520
Consulting fees                                      5,276              13,176
Credit reports                                       5,515               5,058
Depreciation                                        37,979              32,409
Donations                                           14,265               5,114
Dues and subscriptions                                 800               1,007
Equipment rental                                    31,698               7,628
Insurance                                          102,757              94,045
Miscellaneous expenses                               2,840               3,480
Office expense                                      41,215              38,655
Photography testing                                      0               1,572
Postage                                             15,161              12,905
Rent                                               240,000             240,412
Repairs and maintenance                              8,703              14,277
Security                                             4,738               7,548
Show expenses                                       60,931              44,856
Supplies                                            19,595              21,971
Taxes                                              123,765              92,955
Telephone                                           44,873              38,091
Travel                                                   0              16,578
Utilities                                           14,125              14,538

                                                ----------          ----------
Total General and Administrative Expenses       $1,168,124          $1,253,277
                                                ==========          ==========

   The accompanying notes are an integral part of these financial statements.
                       See Independent Auditors' Report.


                                       12